UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

VOC Energy Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35160	80-6183103
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Congress Avenue

Suite 500

Austin, Texas 78701

(Address of principal executive offices and zip code)

(512) 236-6599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On May 12, 2011, the over-allotment offering of 1,662,750 units of beneficial interest (the Trust Units) in VOC Energy Trust (the Trust) was consummated.  The actual sale of the Trust Units was made by VOC Brazos Energy Partners, L.P. (VOC Brazos) pursuant to the over-allotment option granted by VOC Brazos to the underwriters in the underwriting agreement, dated May 4, 2011, among VOC Brazos, the Trust and the underwriters named therein.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VOC Energy Trust

		By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date:	May 12, 2011	By:	/s/ Michael J. Ulrich
		Name:	Michael J. Ulrich
		Title:	Vice President